                      SEE LEGENDS ENDORSED ON REVERSE SIDE

CA                    CAPITAL GAMING INTERNATIONAL [LOGO]

                       CAPITAL GAMING INTERNATIONAL, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 140180 40 7

THIS CERTIFIES THAT









IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                                NO PAR VALUE OF

                       CAPITAL GAMING INTERNATIONAL, INC.

(hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       CAPITAL GAMING INTERNATIONAL, INC.
                              CORPORATE SEAL 1990
                                   NEW JERSEY


     By                                By


     WILLIAM S. PAPAZIAN              MICHAEL W. BAROZZI

             Secretary                     President and Chief Operating Officer



                                        COUNTERSIGNED AND REGISTERED
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                     (NEW YORK, NY.)
                                             TRANSFER AGENT AND REGISTRAR


                                        By

                                                 AUTHORIZED SIGNATURE

THIS CERTIFICATE REPRESENTS SHARES OF NEW CLASS A COMMON STOCK OF CAPITAL GAMING INTERNATIONAL, INC. AUTHORIZED PURSUANT TO ITS SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION DATED AS OF DECEMBER 4, 1998 AND ITS FIRST AMENDED AND MODIFIED PLAN OF REORGANIZATION WHICH BECAME EFFECTIVE ON MAY 28, 1997.

                           AMERICAN BANK NOTE COMPANY




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

                       CAPITAL GAMING INTERNATIONAL, INC.

     The corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, limitations and relative, participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the relative rights and preferences between shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT--...........Custodian.............
TEN ENT -- as tenants by the entireties                        (Cust)               (Minor)
JT TEN  -- as joint tenants with right                       under Uniform Gifts to Minors
           of survivorship and not as                        Act..............
           tenants in common                                       (State)


    Additional abbreviations may also be used though not in the above list.

For value received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named corporation with full power of substitution in the premises.

Dated______________________________________


                               _________________________________________________
                       NOTICE: The signature to this assignment must correspond
                               with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

     TRANSFER OF THE CLASS A COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS PURSUANT TO SECTION 10 OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CAPITAL GAMING INTERNATIONAL, INC., AND HOLDERS ARE REFERRED TO SUCH SECOND AMENDED AND RESTATED CERTIFICATE FOR A FULL AND COMPLETE UNDERSTANDING THEREOF.

     FOR PERSONS WHICH OWN 10% OR MORE OF THE OUTSTANDING COMMON STOCK OF CAPITAL GAMING INTERNATIONAL, INC. AS A RESULT OF DISTRIBUTIONS UNDER THE PLAN (AS HEREAFTER DEFINED), THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND WERE ISSUED PURSUANT TO AN EXEMPTION PROVIDED BY 11 U.S.C. 1145 UNDER AN ORDER CONFIRMING THE PLAN OF REORGANIZATION IN THE CASE ENTITLED IN RE CAPITAL GAMING INTERNATIONAL, INC., CASE NO. 9619829 (JHW) (THE "PLAN"), IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF NEW JERSEY.